18
                                                                   Exhibit 10.27

                        NATIONAL SEMICONDUCTOR EXECUTIVE

                       2005 EXECUTIVE OFFICER EQUITY PLAN


1.   PURPOSE AND OBJECTIVES

     The National Semiconductor 2005 Executive Officer Equity Plan (the "Plan") is designed to align the interests of Executive Officers of National Semiconductor Corporation with the interests of the Company's stockholders and to provide incentives for such Executive Officers to exert maximum efforts for the success of the Company. By extending to Executive Officers the opportunity to acquire proprietary interests in the Company and to participate in its success, the Plan may be expected to benefit the Company and its stockholders by making it possible for the Company to attract and retain the best available executive talent and by rewarding them for their part in increasing the value of the Company's shares.

2.   DEFINITIONS

     Whenever used in this Plan, the following terms shall have the meaning set forth below:

     AWARD: The grant of any form of stock, stock option, stock appreciation right, or performance share units whether granted singly, in combination or in tandem, to a Participant pursuant to such terms, conditions, performance requirements, limitations and restrictions as the Committee may establish in order to fulfill the objectives of the Plan.

     AWARD AGREEMENT: An agreement between the Company and a Participant that sets forth the terms, conditions, performance requirements, limitations and restrictions applicable to an Award.

     BOARD: The board of directors of the Company.

     CODE: The Internal Revenue Code of 1986, as amended.

     COMMITTEE: The committee appointed by the Board to administer the Plan.

     COMMON STOCK: The Company's common stock, par value $0.50 per share.

     COMPANY: National Semiconductor Corporation ("NSC") a Delaware corporation, and any corporation in which NSC controls directly or indirectly more than fifty percent (50%) of the combined voting power of voting securities.

     DISABILITY: Inability to perform any services for the Company and eligible to receive disability benefits under the standards used by the Company's disability benefit plans or any successor plan thereto.

     Effective   Date:   The  date  this  Plan  is  approved  by  the  Company's
     stockholders.

     EOIP: The Company's Executive Officer Incentive Plan.

     EXCHANGE ACT: Securities Exchange Act of 1934, as amended.

     EXECUTIVE OFFICER: Employees of the Company identified as the Company's executive officers in the Company's annual report on Form 10-K filed with the Securities and Exchange Commission.

     EXERCISE PRICE: Price at which a share of Common Stock may be purchased by a Participant pursuant to the exercise of an Option.

     FAIR MARKET VALUE: Opening price per share of the Common Stock on the New York Stock Exchange on the relevant date or if the Common Stock is not traded on such date, then on the immediately preceding trading day on the New York Stock Exchange. Notwithstanding the foregoing, for federal, state and local income tax reporting purposes, the Fair Market Value may be determined by the Committee in accordance with uniform and non-discriminatory standards adopted by it from time to time.

     FISCAL YEAR: The fiscal year of the Company.

     GRANT DATE: With respect to an Award, the date that the Award was granted.

     IMMEDIATE FAMILY: Parents (including step-parents), spouses, children (including step-children and adopted children) and siblings (including step-siblings.)

     NON-QUALIFIED STOCK OPTION: Option to purchase shares of Common Stock that is not intended to be an incentive stock option, as that term is defined in the Code.

     OPTION: Non-Qualified Stock Option.

     PARTICIPANT: An Executive Officer to whom an Award has been made under the Plan.

     PERFORMANCE GOALS: The goal(s) (or combined goals) determined by the Committee (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Committee, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the business criteria specified in Section
     6. The Performance Goals may differ from Participant to Participant and from Award to Award.

     PERFORMANCE SHARE UNITS: Awards to be made under the conditions specified in Section 8.

     RETIREMENT: Permanent termination of employment with the Company and (a) age is either sixty-five (65) or age is at least fifty-five (55) and years of service in the employ of the Company is ten (10) or more, and (b) the terminating employee has certified to the Chief Financial Officer of the Company that he or she does not intend to engage in a full-time vocation; provided however, that the Committee may in its discretion waive the obligation to deliver a certification that the terminating employee does not intend to engage in a full-time vocation.

     SECRETARY: The Secretary of the Company.

     Stock  Appreciation  Right:  Awards  granted to a  Participant  pursuant to
     Section 9.

3.   ADMINISTRATION

     3.1 The Committee. The Plan shall be administered by the Committee. The Committee shall consist of not less than two (2) directors who shall be appointed from time to time by, and shall serve at the pleasure of, the Board. The Committee shall be comprised solely of directors who both are
     (a) "non-employee directors" under Rule 16b-3 under the Exchange Act, (b) "outside directors" under Section 162(m) of the Code; and (c) "independent directors" as required by the listing standards of the New York Stock Exchange.

     3.2 Authority of the Committee. It shall be the duty of the Committee to administer the Plan in accordance with the Plan's provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (a) approve which Executive Officers shall be granted Awards, (b) prescribe the terms and conditions of the Awards, (c) interpret the Plan and the Awards, (d) adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by Executive Officers who are foreign nationals or employed outside of the United States, (e) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith and (f) interpret, amend or revoke any such rules.

     3.3 Decisions Binding. All determinations and decisions made by the Committee and the Board pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

4.   SHARES SUBJECT TO THE PLAN

     4.1 Number of Shares. Subject to adjustment as provided in Section 4.3, the total number of shares available for issuance under the Plan shall not exceed 3,000,000 which may be unissued shares, or shares acquired by the Company, either on the market or otherwise. The total number of shares of Common Stock that may be delivered upon exercise of Options that may be granted under this Plan shall not exceed 1,000,000 and the total number of shares of Common Stock that can be delivered under the Plan in connection with Performance Share Units and upon settlement of Stock Appreciation Rights shall not exceed 2,000,000.

     4.2 Expired Awards. If an Award is forfeited, cancelled, terminates, expires, or lapses for any reason, any shares of Common Stock subject to such Award shall again be available to be the subject of an Award, except as determined by the Committee. Any shares of Common Stock withheld for tax purposes upon payment of an Award shall not again be available to be subject to an Award.

     4.3 Adjustments in Awards and Authorized Shares. In the event that there is any change in the shares of the Company through any dividend or other distribution (whether in the form of cash, shares of Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares of Common Stock or other securities of the Company, then the number of shares of Common Stock that may be delivered under the Plan, the number, class, and price of shares of Common Stock subject to outstanding Awards, and the numerical limits of
     Section 4.1 shall be appropriately adjusted by the Committee. Notwithstanding the preceding, the number of shares of Common Stock subject to any Award shall always be a whole number.

5.   ELIGIBILITY

     Awards may be granted under the Plan only to Executive Officers of the Company. No Executive Officer shall have the automatic right to receive an Award under this Plan. Once having been selected to receive an Award, an Executive Officer has no right to be selected to receive a future Award.

6.   PERFORMANCE GOALS

     Performance Goals shall identify one or more business criteria, which may include any of the following:

     Financial Business Criteria:

     Net income                         Earnings per share
     Debt reduction                     Cash flow
     Stockholder return                 Revenue
     Return on investment               Revenue growth
     Return on invested capital         Return on net assets
     Return on equity                   Profit before tax
     Gross operating profit             Profit after tax
     Return on research and             Market capitalization
       development investment           Total stockholder return
     Margin

     Performance Goals based on financial business criteria may be set on a pre tax or after tax basis, may be defined by absolute or relative measures, and may be valued on a growth or fixed basis.

     Strategic and Operational Business Criteria:

     Quality improvements               Market Share
     Cycle time reductions              Reduction in product returns
     Manufacturing improvements         Customer satisfaction
       and/or efficiencies                improvements
     Strategic positioning              Compensation/review
       programs                           program improvements
     Business/information               Expense management
       systems improvements             Customer request date
     Infrastructure support               performance
       programs                         New product revenue
     Human resource programs            Customer programs
     New product releases               Technology development
     Operational and strategic            programs
       programs

7.   STOCK OPTIONS

     7.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Executive Officers at any time and from time to time as determined by the Committee in its sole discretion. The Committee shall determine the number of shares of Common Stock subject to each Option, provided, however that no one individual may receive a grant of more than 250,000 Options in any one Fiscal Year.

     7.2 Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of shares of Common Stock to which the Option pertains, and such other terms and conditions as the Committee, in its discretion, shall determine. The Committee may provide that Options become exercisable in installments. The terms of the Award Agreement need not be identical for all Participants or for each Option granted.

     7.3 Exercise Price. The Exercise Price for each Option shall be not less than one hundred percent (100%) of the Fair Market Value on the Grant Date.

     7.4 Term. The maximum term of any Option shall be six years and one day from the Grant Date. Subject to these limits, the Committee shall provide in each Award Agreement when each Option expires and becomes unexercisable.

     7.5 Performance Requirements. The Committee may establish performance requirements for exercisability of Options. Performance requirements may be set based upon the achievement of Performance Goals or other specific performance objectives (Company-wide, divisional, or individual.)

     7.6 Exercisability of Options.

          7.6.1Except as provided in Section 10.1.1, an Option may not be exercised to any extent, either by the person to whom it was granted, the grantee's transferee, the grantee's guardian or legal representative or by any person after the grantee's death, unless the person to whom the Option was granted has remained in the continuous employ of the Company for not less than six months from the date when the Option was granted. Otherwise, each Option shall be exercisable as determined by the Committee. Subject to the foregoing, Options shall be exercisable only after the time vesting requirements specified in the Option grant have been satisfied and, if applicable, the Committee has certified in writing that all applicable performance conditions have been met.

          7.6.2The Committee has the discretion to determine whether Options granted shall be transferable without consideration to the Participant's Immediate Family members or family trusts for the benefit of the Participant's Immediate Family members.

     7.7 Payment of Purchase Price.

          7.7.1Options  shall be  exercised by the  Participant's  delivery of a notice of exercise to the Company's Stock Administration department (or such other designee as the Company may identify), setting forth the number of shares with respect to which the Option is to be exercised, accompanied by full payment for the shares. The notice shall be given in the form and manner specified by the Company from time to time.

          7.7.2Upon the exercise of any Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent. The Committee, in its sole discretion, may also permit exercise by tendering previously acquired shares that have been held by the Participant for at least six months that have an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price. As soon as practicable after receipt of a notification of exercise and full payment for the shares of Common Stock purchased, the Company shall deliver to the Participant (or to one of the Company's preferred brokers that is designated by the Participant), share certificates (which may be in book entry form) representing such shares.

     7.8 Termination of Employment.An Option shall terminate and may not be exercised if the Participant to whom it is granted ceases to be continuously employed by the Company, except (subject nevertheless to the last sentence of this Section 7.8): (a) if the Participant's continuous employment is terminated for any reason other than (i) Retirement, (ii) Disability, or (iii) death, the Participant or the Participant's transferee may exercise the Option to the extent that the Participant was entitled to exercise such Option at the date of such termination at any time within a period of three (3) months following the date of such termination, or if the Participant shall die within the period of three (3) months following the date of such termination without having exercised such Option, the Option may be exercised within a period of one year following the Participant's death by the Participant's transferee or the person or persons to whom the Participant's rights under the Option otherwise pass by will or by the laws of descent or distribution but only to the extent exercisable at the date of such termination; (b) if the Participant's continuous employment is terminated by (i) Retirement, (ii) Disability, or
     (iii) death, the Option may be exercised in accordance with its terms and conditions at any time within a period of five (5) years following the date of such termination by the Participant or the Participant's transferee, or in the event of the Participant's death, by the persons to whom the Participant's rights under the Option shall pass by will or by the laws of descent or distribution; (c) if the Participant's continuous employment is terminated and within a period of ninety (90) days thereafter the Participant returns to the active payroll as an employee of the Company, the Committee may reinstate any portion of the Option previously granted but not exercised. Nothing contained in this Section 7.8 is intended to extend the stated term of the Option and in no event may an Option be exercised by anyone after the expiration of its stated term.

8.   PERFORMANCE SHARE UNITS

     8.1 Establishment of Performance Share Unit Targets. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may establish for the Executive Officers target awards of Performance Share Units in such amounts as the Committee, in its sole discretion, shall determine. The Committee shall determine the number of Performance Share Unit targets to be established for each Participant, provided, however, that no one individual may have a target of more than 250,000 Performance Share Units established in any one Fiscal Year.

     8.2 Performance Share Unit Agreement. Performance Share Units shall be evidenced by an agreement that shall specify the target number of Performance Share Units established for the Participant, applicable performance conditions, the performance period which at a minimum shall be two years, a vesting period which may or may not run concurrently to the performance period, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

     8.3 Performance Conditions. The Committee shall set performance conditions for Performance Share Units in accordance with this Section 8.3.

          8.3.1General   Performance   Conditions.   The   Committee   may   set
               performance conditions based upon the achievement of specific performance objectives (Company-wide, divisional, or individual).

          8.3.2Section   162(m)   Performance   Conditions.   For   purposes  of
               qualifying Performance Share Units as "performance-based compensation" under Section 162(m) of the Code, the Committee may set performance conditions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Committee on or before the latest date permissible to enable the Performance Share Units to qualify as "performance-based compensation" under Section 162(m) of the Code. In qualifying Performance Share Units under Section 162(m) of the Code, the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Performance Share Units under Section 162(m) of the Code (e.g., in determining the Performance Goals and measuring performance achievement).

     8.4 Award Determination and Calculation. Awards will be determined at the end of the performance period if a threshold performance level on the performance conditions of 50% has been achieved. At the time of Award determination, the actual number of Performance Share Units earned will be determined, based on achievement of applicable performance goals. The Committee must determine the performance level achieved and certify in writing that the performance ratings and other applicable conditions have been satisfied before Awards can be paid. The actual number of Performance Share Units that may be earned may range from 50% to 150% of the established target and may not exceed 375,000 for any one performance period. Awards will be paid in shares of Common Stock equal to the number of Performance Share Units that has been earned after the Committee has approved the Award and any applicable vesting period thereafter has been satisfied.

     8.5 Transferability. Prior to actual payment of Awards, Participants shall not have the right to sell, transfer, pledge, assign, or otherwise alienate or hypothecate any rights to Awards. Any attempted disposition thereof shall be null and void and of no effect.

     8.6 Other Conditions. The Committee may impose such other conditions as it may deem advisable or appropriate in accordance with this Section 8.6.

          8.6.1General Conditions. The Committee may set conditions based on applicable federal or state securities laws or any other basis determined by the Committee.

          8.6.2Termination of Employment.  Each Performance Share Unit Agreement
               shall provide that any rights to receive shares of Common Stock upon achievement of performance conditions shall terminate immediately upon termination of employment for any reason during the applicable performance and vesting periods; provided, however, that the Committee may provide that no such termination shall occur in the event of a termination of employment because of the Participant's Retirement, Disability or death, in which event the Committee shall have the discretion to determine whether and in what amount an Award is payable. Awards determined by the Committee to be payable upon the Participant's termination of employment by reason of death shall be paid to the person or persons to whom the Participant's rights pass by will or by the laws of descent or distribution. The Committee shall have the discretion to determine the effect of all matters and questions relating to termination of employment, including but not by way of limitation, the question of whether a termination of employment resulted from a discharge for cause, and all questions of whether particular leaves of absence constitute termination of employment.

9.   STOCK APPRECIATION RIGHTS

     9.1 Grant of Stock Appreciation Rights. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Stock Appreciation Rights to Executive Officers in such amounts as the Committee, in its sole discretion, shall determine. The Committee shall determine the number of Stock Appreciation Rights to be granted to each Participant, provided, however that no one individual may receive a grant of more than 100,000 Stock Appreciation Rights in any one fiscal year.

     9.2 Stock Appreciation Right Award Agreement. Each Award of Stock Appreciation Rights shall be evidenced by an Award Agreement that shall specify the number of Stock Appreciation Rights granted, the term, strike price, exercisability, performance conditions, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

     9.3 Term. The Committee shall determine the stated term of each Stock Appreciation Right granted under the Plan but no Stock Appreciation Right shall be exercisable more than six years and one day after the Grant Date.

     9.4 Strike Price. Unless provided otherwise by the Committee, the strike price per share of Common Stock subject to a Stock Appreciation Right shall be determined by the Committee and set forth in the Award Agreement; provided however, the strike price shall not be less than the Fair Market Value of the Common Stock on the Grant Date.

     9.5 Exercisability. Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided however, that except as provided in
     Section 10.1.1, no Stock Appreciation Right shall be exercisable until one year after the Grant Date, and the Committee may provide that Stock Appreciation Rights become exercisable in installments.

     9.6 Performance Requirements. The Committee shall establish performance requirements for exercisability of Stock Appreciation Rights. Performance requirements may be set based upon achievement of specific performance objectives (Company-wide, divisional or individual.) For purposes of qualifying Stock Appreciation Rights as "performance-based compensation" under Section 162(m) of the Code, the Committee may set performance requirements based on achievement of Performance Goals. In such case, the Performance Goals shall be set by the Committee on or before the latest date permissible to enable the Stock Appreciation Rights to qualify as "performance-based" compensation under Section 162(m) of the Code and the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Stock Appreciation Rights under Section 162(m) of the Code. Stock Appreciation Rights will not be exercisable until the Committee has certified in writing that the performance requirements have been met and vesting requirements have been satisfied.

     9.7 Settlement. Stock Appreciation Rights may be exercised once the Committee has certified in writing that the applicable performance requirements have been met and the applicable vesting requirements have been satisfied. If otherwise exercisable, Stock Appreciation Rights shall be automatically exercised on the last day of the term of the Stock Appreciation Right, provided the Fair Market Value of the Common Stock on the last day of the term exceeds the applicable strike price of the Stock Appreciation Right. Upon exercise of a Stock Appreciation Right, a Participant shall be entitled to receive an amount in shares of Common Stock equal to (a) the excess of the Fair Market Value on the date of exercise of one share of Common Stock over the applicable strike price multiplied by (b) the number of shares of Common Stock in respect of which the Stock Appreciation Right shall have been exercised. Any amounts that may be due for fractional shares shall be paid in cash. As soon as possible after exercise, the Company shall deliver to the Participant (or to one of the Company's preferred brokers that is designated by the Participant) share certificates (which may be in book entry form) representing the shares attributable to the amount due.

     9.8 Transferability. No Stock Appreciation Right shall be transferable by a Participant other than by (a) will or by laws of descent and distribution or (b) if permitted by the Committee, pursuant to a transfer to the Participant's Immediate Family member or a trust for the benefit of Participant's Immediate Family members. All Stock Appreciation Rights shall be exercisable, subject to the terms of this Plan, only by the Participant, the guardian or legal representative of the Participant, any person to whom such Stock Appreciation Right is transferred pursuant to this Section 9.8, or after the Participant's death, the person to whom the rights to the Stock Appreciation Right pass by will or by the laws of descent or distribution.

     9.9 Termination of Employment.A Stock Appreciation Right shall terminate and may not be exercised if the Participant to whom it is granted ceases to be continuously employed by the Company, except (subject nevertheless to the last sentence of this Section 9.9): (a) if the Participant's continuous employment is terminated for any reason other than (i) Retirement, (ii) Disability, or (iii) death, the Participant or the Participant's transferee may exercise the Stock Appreciation Right to the extent that the Participant was entitled to exercise such Stock Appreciation Right at the date of such termination at any time within a period of three (3) months following the date of such termination, or if the Participant shall die within the period of three (3) months following the date of such termination without having exercised such Stock Appreciation Right, the Stock Appreciation Right may be exercised within a period of one year following the Participant's death by the Participant's transferee or the person or persons to whom the Participant's rights under the Stock Appreciation Right otherwise pass by will or by the laws of descent or distribution but only to the extent exercisable at the date of such termination; (b) if the Participant's continuous employment is terminated by (i) Retirement, (ii) Disability, or (iii) death, the Stock Appreciation Right may be exercised in accordance with its terms and conditions at any time within a period of five (5) years following the date of such termination by the Participant or the Participant's transferee, or in the event of the Participant's death, by the persons to whom the Participant's rights under the Stock Appreciation Right shall pass by will or by the laws of descent or distribution; (c) if the Participant's continuous employment is terminated and within a period of ninety (90) days thereafter the Participant returns to the active payroll as an employee of the Company, the Committee may reinstate any portion of the Stock Appreciation Right previously granted but not exercised. Nothing contained in this Section 9.9 is intended to extend the stated term of the Stock Appreciation Right and in no event may a Stock Appreciation Right be exercised by anyone after the expiration of its stated term.

10.  CHANGE-OF-CONTROL PROVISIONS

     10.1 Impact. Notwithstanding any other provision of the Plan to the contrary, unless otherwise provided in an Award Agreement, in the event of a Change-of-Control:

          10.1.1 any Options and Stock Appreciation Rights outstanding as of the date such Change-of-Control occurs, and which are not then exercisable and vested, shall become fully exercisable and vested;

          10.1.2 the performance conditions imposed under each Performance Share Unit Agreement shall lapse, and each Participant shall be entitled to receive shares of Common Stock equivalent to the target number of Performance Share Units specified in the Performance Share Unit Award Agreement.

     10.2  Definition  of  Change-of-Control.   For  purposes  of  the  Plan,  a
     "Change-of-Control" shall mean the happening of any of the following events:

          10.2.1 The acquisition by any individual, entity or group (within the meaning of Section 13(d) (3) or 14(d) (2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of either (x) the then outstanding shares of the Company's Common Stock (the "Outstanding Company Common Stock") or (y) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this Section 10.2.1, the following acquisitions shall not be deemed to result in a Change-of-Control: (i) any acquisition directly from the Company,
               (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or
               (iv) any acquisition by any corporation pursuant to a transaction that complies with clauses (i), (ii) and (iii) of Section 10.2.3 below; or

          10.2.2 individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

          10.2.3  the  approval  by  the   stockholders  of  the  Company  of  a
               reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation ("Business Combination") or, if consummation of such Business Combination is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation) unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60%, respectively, of the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or any corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

          10.2.4 approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

     10.3 Change-of-Control Price. For purposes of the Plan, "Change-of-Control Price" means the higher of (a) the highest reported sales price of a share of Common Stock in any transaction reported on the New York Stock Exchange during the sixty (60) day period prior to and including the date of the Change-of-Control; or (b) if the Change-of-Control is the result of a tender or exchange offer or a Business Combination, the highest price per share of Common Stock paid in such tender or exchange offer or Business Combination. To the extent that the consideration paid in any transaction described above consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined by the Board in its sole discretion.

11.  FORFEITURE OF AWARDS

     Notwithstanding anything in the Plan to the contrary, the Committee may, in its sole discretion, in the event of serious misconduct by a Participant (including, without limitation, any misconduct prejudicial to or in conflict with the Company) or any termination of employment for cause or in the event that a Participant terminates Employment for Retirement and subsequently engages in full-time employment, or any activity of a Participant in competition with the business of the Company, (a) cancel any outstanding Award granted to such Participant, in whole or in part, whether or not vested or deferred, or (b) following the exercise or payment of an Award within a period specified by the Committee, require such Participant to repay to the Company any gain realized or payment received upon the exercise or payment of such Award (with such gain or payment valued as of the date of exercise or payment). Such cancellation or repayment obligation shall be effective as of the date specified by the Committee. Any repayment obligation may be satisfied in Common Stock or cash or a combination thereof (based upon the Fair Market Value of Common Stock on the date of payment), and the Committee may provide for an offset to any future payments owed by the Company to the Participant if necessary to satisfy the repayment obligation. The determination of whether a Participant has engaged in a serious breach of conduct or any activity in competition with the business of the Company shall be determined by the Committee in good faith and in its sole discretion. This Section 11 shall have no application following a Change-of-Control.

12.  TERM; AMENDMENT AND TERMINATION

     12.1 Term of the Plan. The Plan shall be effective as of the Effective Date and shall remain in effect thereafter until terminated by the Company. Awards outstanding on the Plan's termination date shall not be affected or impaired by the termination of the Plan.

     12.2 Amendment. The Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time; provided, however, that no such amendment, alteration, suspension, discontinuation or termination (a) shall be made without stockholder approval if such approval is required by applicable law, regulatory requirement or stock exchange or accounting rules, or if the Board deems it necessary or desirable to qualify for or comply with any tax, applicable law, stock exchange, accounting or regulatory requirement, (b) except as required by applicable law or stock exchange or accounting rules, shall be made without the consent of the affected Participant, if such action would impair the rights of such Participant under any outstanding Award or (c) shall cause an Award qualified as performance-based compensation under Section 162(m) of the Code to cease to qualify as such. Notwithstanding anything to the contrary herein, the Committee or Board may amend or alter the Plan in such manner as may be necessary so as to have the Plan conform to local rules and regulations in any jurisdiction outside the United States.

13.  GENERAL PROVISIONS

     13.1 Representation. The Committee may require each person purchasing or receiving shares of Common Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

     13.2 Conditions to Company's Obligation to Issue Stock. Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:

          13.2.1 Listing or approval for listing upon notice of issuance, of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be the principal market for the Common Stock;

          13.2.2 Any registration or other qualification of such shares of the Company under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

          13.2.3 Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

     13.3 No Limit on Other  Arrangements.  Nothing  contained in the Plan shall
     prevent  the  Company  from  adopting  other  or  additional   compensation
     arrangements for its Executive Officers.

     13.4 No Repricings/Regrants/Exchanges/Modifications. The Committee may not grant new Options, Performance Share Units, or Stock Appreciation Rights in exchange for the cancellation of any other Award made under this Plan or any other plan of the Company. Other than in connection with a change in the Company's capitalization as provided in Section 4.3, neither the Exercise Price of an Option nor the strike price of a Stock Appreciation Right may be reduced without approval of the Company's stockholders. No material amendments may be made to the Plan without the approval of the Company's stockholders.

     13.5 No Contract of Employment.The Plan shall not constitute a contract of employment, and adoption of the Plan shall not confer upon any Participant or Executive Officer any right to continued employment, nor shall it interfere in any way with the right of the Company to terminate the employment of any Participant or Executive Officer at any time.

     13.6 Tax Withholding. No later than the date as which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement, cash, shares of Common Stock previously owned by the Participant for at least six months duly enclosed for transfer to the Company, or in any combination of the foregoing. If Common Stock that is part of the Award is used to settle tax withholding obligations, the value of such Common Stock may not exceed the maximum withholding rate applicable to the Award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Committee may establish such procedures as it deems appropriate for the settlement of withholding obligations with Common Stock.

     13.7 Governing Law. The Plan, all Award Agreements and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.

     13.8 Nontransferability. Except as otherwise provided in Sections 7.6.2 and 9.8, Awards under the Plan are not transferable except by will or by applicable laws of descent and distribution.

     13.9 Rights as Stockholder. No Participant (nor any beneficiary or transferee) shall have any of the rights or privileges of a stockholder of the Company with respect to any shares of Common Stock issuable pursuant to an Award (or exercise thereof), unless and until certificates representing such shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary or transferee, as applicable.)

     13.10 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     13.11 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.